UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05339

CONCORDE FUNDS, INC.

(Exact name of registrant as specified in charter)

5430 LBJ Freeway, Suite 1500, Dallas, TX 75240-2675

(Address of principal executive offices) (Zip code)

Gary B. Wood, 5430 LBJ Freeway, Suite 1500, Dallas, TX 75240-2675

(Name and address of agent for service)

Registrant’s telephone number, including area code:		(972) 404-1500

Date of fiscal year end:	September 30, 2005

Date of reporting period:	March 31, 2005

Item 1. Reports to Stockholders.

Item 2. Code of Ethics.     Not required for semi-annual report

Item 3. Audit Committee Financial Expert.     Not required for semi-annual report

Item 4. Principal Accountant Fees and Services.     Not required for semi-annual report

Item 5. Audit Committee of Listed Registrants.     Not applicable

Item 6. Schedule of Investments.     All investments in securities are included as a part of the report filed under Item 1

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.     Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies.     Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.     Not applicable

Item 10. Submission of Matters to a Vote of Security Holders.     None

Item 11. Controls and Procedures.

(a)	The disclosure controls and procedures of Concorde Funds, Inc. (the “Fund”) are periodically evaluated. As of March 31, 2005, the date of the last evaluation, we concluded that our disclosure controls and procedures are adequate.

(b)	Since, March 31, 2005, there have been no significant changes in the Fund’s internal controls or in other factors that could have had a significant effect on such controls. There have also been no significant deficiencies or material weaknesses identified since the last evaluation that required any corrective action.

Item 12. Exhibits.

(a)(1)	Not required for semi-annual report

(a)(2)	CERTIFICATIONS – EX-99.CERT

(a)(3)	none

(b)	CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT – EX-99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	CONCORDE FUNDS, INC.

By:	/s/ Gary B. Wood

Gary B. Wood, President

Date	May 10, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Gary B. Wood

Gary B. Wood, Principal Executive Officer

Date	May 10, 2005

By:	/s/ Gary B. Wood

Gary B. Wood, Principal Financial Officer

Date	May 10, 2005

* Print the name and title of each signing officer under his or her signature.

Certificaitons
Certificaiton Pursuant to Section 906

May 5, 2005
Dear Shareholders,
      We are pleased to present the Concorde Funds, Inc. Semi-Annual Report for the period October 1, 2004 through March 31, 2005.
Concorde Value Fund
       The Concorde Value Fund (“Value Fund”) produced a 10.75% total return for the first half of fiscal year 2005. Results for the Value Fund and other market indices are as follows:

Concorde Value Fund	10.75%
S&P 500	6.88%
Russell 1000 Value	10.48%
Russell 2000	8.00%
Wilshire 4500	10.24%
      The performance of the Value Fund for the first half of fiscal year 2005 at 10.75% was very competitive, in fact, exceeding the S&P 500 (large cap) and the Russell 2000 (small cap) indices. The return was in line with the Russell 1000 Value Index, most representative of our peer group (large cap value) and the Wilshire 4500, representing mid and small cap sectors. The portfolio rallied in the last quarter of 2004 and has muddled through 2005 year-to-date as the market has traded short rallies and sell offs. Valuation for the overall market appears reasonable, if not slightly inexpensive, at this point but the environment for the remainder of the fiscal year should be challenging as market participants anticipate higher interest rates and slowing growth of corporate earnings and cash flow.
      All sectors generated positive returns for the first half, demonstrating the breadth of the fourth quarter rally. For the Value Fund, the consumer staples, energy and retail trade groups produced the best returns for the six months, all with approximate 30% increases. Altria Group rallied as legal concerns moderated and the company suggested that a break up of the company is being seriously considered. SuperValue rose as the company continued to report consistent earnings growth. Devon Energy, the Value Fund’s largest energy holding, rose significantly as natural gas and oil prices rose and the market rewarded the company for the wisdom of recent acquisitions and the continued strengthening of the balance sheet.
      In the retail trade group, both IHOP and Office Depot rose as the companies reported strengthening operating results. We have sold the total Office Depot position subsequent to March 31 as the stock price reached our price target. Individual positions which incurred unrealized losses include MBIA, Pfizer, Tenet Healthcare, Illinois Tool Works, and Terex, while Viacom was essentially flat for the six month period. Pfizer and Tenet, which has subsequently been sold, reflected concerns over regulatory issues and near term weakness in business conditions. Illinois Tool Works and Terex stock prices reflected doubts about the sustainability of the industrial sector growth that has persisted over the past couple of years. Although we believe that growth in that area is slowing moderately, we believe that these stocks are still priced attractively and that good upside remains for both increased earning and stock prices in this cycle. Viacom, along with Comcast, are stocks that we believe are quite undervalued and think that the market will recognize the already strong operating performance at some point.
      A fundamental aspect of the value style investment discipline is the purchase of stocks during periods of overall market weakness, as has been the experience in early calendar 2005, and when specific companies are undervalued, relative to their intrinsic value. Taking positions in companies that have solid longer term performance prospects, when the market in general is not reflecting such prospects, is when value investors typically “make” their gains. We feel the current market environment is creating many of these types of opportunities and should allow the fund to build on the solid performance of the first half of the Fund’s fiscal year.

Best regards,

Gary B. Wood, Ph.D.
President

CONCORDE VALUE FUND
SCHEDULE OF INVESTMENTS IN SECURITIES
March 31, 2005

	Shares or		Percent of
	Principal		Net
	Amount	Value	Assets

COMMON STOCKS
CONGLOMERATES
Tyco International Ltd.	26,030	$879,814	5.33%

CONSUMER STAPLES
Altria Group, Inc.	5,200	340,028	2.06
Playtex Products, Inc.(a)	20,000	180,000	1.09
SUPERVALU INC	20,000	667,000	4.04

		1,187,028	7.19

ENERGY AND NATURAL RESOURCES
Burlington Resources, Inc.	3,500	175,245	1.06
Devon Energy Corporation	10,000	477,500	2.89
Weatherford International, Inc.(a)	6,000	347,640	2.11

		1,000,385	6.06

ENTERTAINMENT
Comcast Corp. Class A Special(a)	21,000	701,400	4.25
Viacom, Inc. Class B	19,000	661,770	4.01

		1,363,170	8.26

FINANCE AND INSURANCE
Delphi Financial Group, Inc.	11,622	499,746	3.03
Fiserv(a)	9,500	378,100	2.29
Lehman Brothers Holdings Inc.	10,600	998,096	6.05
MBIA Inc.	10,000	522,800	3.17

		2,398,742	14.54

HEALTH
Abbott Laboratories	12,500	582,750	3.53
Conmed(a)	16,500	496,980	3.01
Health Management Associates Inc. CL A	24,000	628,320	3.81
Johnson & Johnson	13,500	906,660	5.49
Pfizer Inc.	20,700	543,789	3.30

		3,158,499	19.14

CONCORDE VALUE FUND
SCHEDULE OF INVESTMENTS IN SECURITIES (continued)
March 31, 2005

	Shares or		Percent of
	Principal		Net
	Amount	Value	Assets

INDUSTRIAL CYCLICALS
Headwaters, Inc.(a)	10,500	344,610	2.09
Illinois Tool Works, Inc.	5,500	492,415	2.98
Lockheed Martin Corporation	12,500	763,250	4.63
Terex Corp.(a)	15,000	649,500	3.94

		2,249,775	13.63

REAL ESTATE
First Industrial Realty Trust, Inc.	5,000	189,150	1.15

RETAIL TRADE
IHOP Corporation	14,000	667,520	4.05
Office Depot(a)(b)	15,000	332,700	2.02

		1,000,220	6.06

SERVICES
Oracle Corporation(a)	35,550	443,664	2.69
Waste Management, Inc.	20,000	577,000	3.50

		1,020,664	6.19

TECHNOLOGY
Intel Corporation	25,000	580,750	3.52

UTILITIES
CH Energy Group	4,000	182,800	1.11

TOTAL COMMON STOCKS (cost $9,596,070)		15,210,997	92.18

SHORT TERM DEMAND NOTES
American Family Financial Services, 2.4663%	70,000	70,000	0.42
Wisconsin Corporate Central Credit Union, 2.5200%	421,445	421,445	2.55
U.S. Bank Demand Note, 2.6000%	691,318	691,318	4.19

TOTAL SHORT TERM DEMAND NOTES (cost $1,182,763)		1,182,763	7.17

CERTIFICATE OF DEPOSIT
U.S. Bank CD, .9%, due 10-01-2005 (cost $2,684)	2,684	2,684	0.02

TOTAL INVESTMENTS IN SECURITIES (cost $10,781,517)		$16,396,444	99.36%

Notes:

(a)	Presently non-income producing

(b)	5,000 shares subject to option

CONCORDE VALUE FUND
SCHEDULE OF COVERED CALL OPTIONS WRITTEN
March 31, 2005

	Shares Subject
	to Call	Value

SECURITY/ EXPIRATION DATE/ EXERCISE PRICE
Office Depot/ April/17 1/2	5,000	$22,500

TOTAL (premiums receivable $23,749)		$22,500

CONCORDE VALUE FUND
STATEMENTS OF ASSETS AND LIABILITIES

	March 31,	September 30,
	2005	2004

	(Unaudited)
ASSETS
Investments in securities, at value (cost $10,781,517 and $10,611,077, respectively)	$16,396,444	$14,814,962
Receivables
Securities sold	111,646	—
Options written	23,749	—
Dividends	18,031	16,016
Interest	2,109	2,309
Other assets	4,727	2,856

TOTAL ASSETS	16,556,706	14,836,143

LIABILITIES
Covered call options written, at value (premiums received $23,749 and $22,999, respectively)	22,500	28,800
Investment advisory fee payable	12,515	10,841
Accrued expenses	19,483	18,334

TOTAL LIABILITIES	54,498	57,975

NET ASSETS
Equivalent to $16.50 and $15.66 per share on 999,849 and 943,851 shares of capital stock outstanding, respectively	$16,502,208	$14,778,168

ANALYSIS OF NET ASSETS:
Net capital paid in on shares of capital stock	$10,888,735	$9,978,523
Undistributed investment loss	(224,174)	(179,244)
Undistributed net realized gains	221,471	780,805
Net unrealized appreciation	5,616,176	4,198,084

	$16,502,208	$14,778,168

CONCORDE VALUE FUND
STATEMENTS OF OPERATIONS

	Oct. 1, 2004
	through	Year Ended
	Mar. 31, 2005	Sept. 30, 2004

	(Unaudited)
INVESTMENT INCOME
Dividends	$100,840	$173,356
Interest	15,429	16,562

Total investment income	116,269	189,918

EXPENSES
Investment advisory fee	70,778	130,410
Custodian fees	2,548	5,274
Printing, postage and delivery	8,481	16,636
Accounting fees	11,830	23,119
Transfer agent fees	7,480	15,043
Legal fees	46,090	83,871
Registration fees	855	2,494
Audit fees	8,226	16,590
Other expenses	4,910	7,237

Total expenses	161,198	300,674

NET INVESTMENT LOSS	(44,929)	(110,756)

REALIZED GAIN AND UNREALIZED APPRECIATION ON INVESTMENTS IN SECURITIES AND REALIZED LOSS AND UNREALIZED APPRECIATION ON COVERED CALL OPTIONS WRITTEN
Net realized gain on investments in securities	338,672	883,530
Net realized loss on covered call options written	(110,756)	(99,313)
Net change in unrealized appreciation of investments in securities	1,411,041	1,026,190
Net change in unrealized appreciation of covered call options written	7,050	1,377

NET GAIN ON INVESTMENTS	1,646,007	1,811,784

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,601,078	$1,701,028

CONCORDE VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Oct. 1, 2004
	through	Year Ended
	Mar. 31, 2005	Sept. 30, 2004

	(Unaudited)
CHANGE IN NET ASSETS FROM OPERATIONS
Net investment loss	$(44,929)	$(110,756)
Net realized gain on investments	227,916	784,217
Net change in unrealized appreciation of investments	1,418,091	1,027,567

Net increase in net assets resulting from operations	1,601,078	1,701,028
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—	—
Net realized gains on investments	(787,250)	(214,432)
CAPITAL SHARE TRANSACTIONS — NET	910,212	270,746

Total increase in net assets	1,724,040	1,757,342
NET ASSETS
Beginning of period	14,778,168	13,020,826

END OF PERIOD (including undistributed net investment loss of ($224,174) and ($179,244), respectively)	$16,502,208	$14,778,168

CONCORDE VALUE FUND
FINANCIAL HIGHLIGHTS

	6 Mths
	Ended	Year Ended September 30,
	Mar. 31,
	2005(1)	2004	2003	2002	2001	2000

	(Unaudited)
PER SHARE DATA(2):
Net asset value, beginning of period	$15.66	$14.07	$12.79	$15.87	$17.95	$15.50

Income from investment operations:
Net investment income	(0.05)	(0.12)	(0.08)	0.04	0.06	0.03
Net realized and unrealized gain (loss) on investments in securities	1.72	1.94	1.69	(1.79)	(1.22)	2.93

Total income (loss) from investment operations	1.67	1.82	1.61	(1.75)	(1.16)	2.96

Less distributions:
Distributions from net investment income	—	—	(0.04)	(0.03)	(0.06)	(0.02)
Distributions from net realized gains	(0.83)	(0.23)	(0.29)	(1.30)	(0.86)	(0.49)

Total from distributions	(0.83)	(0.23)	(0.33)	(1.33)	(0.92)	(0.51)

Net asset value, end of period	$16.50	$15.66	$14.07	$12.79	$15.87	$17.95

Total return	10.75%	13.01%	12.77%	(12.75% )	(6.68% )	19.71%

RATIOS/ SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$16,502	$14,778	$13,021	$11,683	$13,690	$15,813
Ratio of expenses to average net assets	2.04%	2.08%	1.98%	1.44%	1.50%	1.46%
Ratio of net investment income (loss) to average net assets	(0.57% )	(0.76% )	(0.57% )	0.25%	0.34%	0.20%
Portfolio turnover rate	8.08%	34.82%	19.83%	40.94%	34.60%	34.08%

(1)	Other than the ratios of expenses and net investment income (loss) to average net assets, financial highlights have not been annualized.
(2)	Per share information has been calculated using the average number of shares outstanding.

CONCORDE VALUE FUND
NOTES TO FINANCIAL STATEMENTS

Note 1 —	Nature of Business and Significant Accounting Policies

NATURE OF BUSINESS:
      Concorde Value Fund (the “Fund”) is a separate series of shares of common stock of Concorde Funds, Inc. (the “Company”). The Company was incorporated in the state of Texas in September of 1987, and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is subject to various investment restrictions as set forth in the Statement of Additional Information. The effective date of the Fund’s Registration Statement under the Securities Act of 1933 was December 4, 1987. The primary investment objective of the Fund is to produce long-term growth of capital. The Company may designate one or more series of common stock. The Company may designate one or more series of common stock. The Company presently has no series other than the Fund. Each capital share in the Fund represents an equal, proportionate interest in the net assets of the Fund with each other capital share in such series and no interest in any other series.

SIGNIFICANT ACCOUNTING POLICIES:

Use of Estimates
      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the quoted amounts of the assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Valuation of Securities
      Securities are valued at the close of each business day. Bonds and notes are valued at the last quoted bid price obtained from independent pricing services. Securities traded on national securities exchanges or on the national market systems are valued at the last reported sales price on the day of valuation, except for call options written for which the last quoted bid price is used. Short-term demand notes and certificates of deposit are stated at amortized cost, which is equivalent to value. Securities for which representative market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors.

Security Transactions and Investment Income
      Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from security transactions are reported on an identified cost basis. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Option Writing
      When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. The Fund treats premiums received from writing options that expire unexercised on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction as a realized loss. If a call option is exercised, the premium is added to the pro-

ceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Income Taxes
      The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.
      Net investment income (loss), net realized gains (losses) and the cost of investments in securities may differ for financial statement and income tax purposes. The character of distributions from net investment income or net realized gains may differ from their ultimate characterization for income tax purposes. At March 31, 2005, there were no material differences. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

Distributions to Shareholders
      Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
Note 2 — Covered Call Options Written
      As of March 31, 2005 and September 30, 2004, investment securities valued at $627,700 and $188,160, respectively, were held by the custodian in connection with covered call options written by the Fund. Transactions in covered call options written for the period October 1, 2004 to March 31, 2005 and for the year ended September 30, 2004 were as follows:

	Number of	Premiums
	Contracts	Received

Contracts at September 30, 2003	35	$58,622
Written	1,055	537,900
Expired	(100)	(9,100)
Exercised	(150)	(84,896)
Closed	(800)	(479,527)

Contracts at September 30, 2004	40	22,999
Written	471	249,743
Expired	—	—
Exercised	—	—
Closed	(461)	(248,993)

Contracts at March 31, 2005	50	$23,749

Note 3 — Distribution to Shareholders
      Distributions totaling $.83 and $.23 per share aggregating $787,250 and $214,432 from net realized gains from investment transactions were paid on December 23, 2004 and December 18, 2003 and to shareholders of record on December 21, 2004 and December 16, 2003, respectively.
      At March 31, 2005 and September 30, 2004, the Fund had undistributed net realized gains of $221,471 and $780,805, respectively. None of the undistributed net realized gain at March 31, 2005 and September 30, 2004 was short term.
Note 4 — Capital Share Transactions
      As of March 31, 2005, there were 30,000,000 shares of $1 par value capital stock authorized of which 9,841,293 shares are classified as the Fund’s series and the remaining balance is unallocated for future use. As of March 31, 2005 and September 30, 2004, capital paid-in aggregated $10,888,735 and

$9,978,523, respectively. Transactions in shares of capital stock for the period October 1, 2004 through March 31, 2005 and the year ended September 30, 2004 were as follows:

	Six Months Ended		Year Ended
	March 31, 2005		September 30, 2004

	Shares	Amount	Shares	Amount

Shares sold	17,888	$292,200	23,845	$368,084
Shares issued in reinvestment of dividends	48,445	787,233	14,285	214,427

	66,333	1,079,433	38,130	582,511
Shares redeemed	10,335	169,221	19,917	311,765

Net increase	55,998	$910,212	18,213	$270,746

Note 5 — Investment Transactions
      Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) aggregated $2,082,129 and $1,164,190, respectively, for common stock, for the period October 1, 2004 through March 31, 2005 and aggregated $4,385,414 and $4,958,812, respectively, for common stock for the year ended September 30, 2004; costs of purchases and proceeds from sales of U.S. government obligations aggregated $0 and $0, respectively, for the period October 1, 2004 through March 31, 2005 and aggregated $0 and $0, respectively, for the year ended September 30, 2004. As of March 31, 2005 and September 30, 2004, respectively, the aggregate unrealized appreciation and depreciation of investment securities and covered call options written was as follows:

Unrealized appreciation	$5,655,990	$4,318,720
Unrealized depreciation	(39,814)	(120,636)

Net unrealized appreciation	$5,616,176	$4,198,084

Note 6 —	Investment Advisory Fees and Other Transactions with Affiliates
      The Fund has an Investment Advisory Agreement (Advisory Agreement) with Concorde Financial Corporation dba Concorde Investment Management (Advisor) to act as the Fund’s investment advisor. The Advisor provides the Fund with investment advice and recommendations consistent with the Fund’s investment objectives, policies and restrictions, and supervises the purchase and sale of investment transactions on behalf of the Fund. For such services, the Advisor receives an annual fee of 0.9% of the Fund’s average daily net assets, computed daily and paid on a monthly basis. The investment advisory fee was $70,778 for the period October 1, 2004 through March 31, 2005 and $130,410 for the year ended September 30, 2004, of which $12,515 and $10,841 was payable at March 31, 2005 and September 30, 2004, respectively.
      Certain directors and officers of the Company are also directors, officers and/or employees of the Advisor.
Note 7 — Value Line Contingency
      On April 27, 2004, Concorde Funds, Inc. filed a lawsuit in Texas against Value Line, Inc. and seven individuals seeking to recover damages that it suffered as a result of certain actions, including liquidation of the Concorde Income Fund, taken in preparation for consummation of an agreement under which Value Line, Inc. would become adviser to Concorde Value Fund. Value Line, Inc. terminated the agreement and separate litigation was pending in New York between Concorde Financial Corporation and Value Line, Inc. relative to the breach of the agreement. That matter has been resolved and a judgment has been entered in favor of Concorde Financial Corporation. Four of the defendants in the Texas case were dismissed without prejudice and the Concorde Funds, Inc. case was transferred from Texas to New York where it is now pending.

PRIVACY POLICY
       We collect the following nonpublic personal information about you:

•	Information we receive from you or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and
•	Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.
      We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.
      In the event that you hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

INVESTMENT ADVISOR
  Concorde Investment Management
  1500 Three Lincoln Centre
  5430 LBJ Freeway
  Dallas, Texas 75240

OFFICERS
  Gary B. Wood, Ph.D.
  President and Treasurer
  John A. Stetter
  Secretary

DIRECTORS
  John R. Bradford, Ph.D.
  John H. Wilson
  Gary B. Wood, Ph.D.

CUSTODIAN
  U.S. Bank, N.A.
  777 E. Wisconsin Avenue
  Milwaukee, Wisconsin 53202

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
  U.S. Bancorp Fund Services, LLC
  Mutual Fund Services, 3rd Floor
  615 East Michigan Street
  Milwaukee, Wisconsin 53202

LEGAL COUNSEL
  Foley & Lardner
  777 East Wisconsin Avenue
  Milwaukee, Wisconsin 53202

TELEPHONE
  (972) 404-1500
  (Fund information)

  (800) 294-1699
(Shareholder account information)	A FAMILY OF NO-LOAD MUTUAL FUNDS SEMI-ANNUAL REPORT Dated March 31, 2005